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                                                                     EXHIBIT 4.1


MODUS MEDIA, INC.
MMI
COMMON STOCK
COMMON STOCK
CUSIP 607861 10 1
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
THIS IS TO CERTIFY THAT
is the owner of
SEE REVERSE
FOR RESTRICTIONS
ON TRANSFER
FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.01, of MODUS MEDIA, INC. transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon the surrender of this certificate properly endorsed. This certificate and the shares represented hereby are subject to the laws of the State of Delaware and to the Certificate of Incorporation and By-Laws of the Corporation, as now or hereafter amended. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
Dated:
VICE PRESIDENT AND TREASURER
CHAIRMAN AND CHIEF EXECUTIVE OFFICER
COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY
TRANSFER AGENT AND REGISTRAR
BY



AUTHORIZED SIGNATURE

================================================================================

MODUS MEDIA, INC. (the "Corporation") will furnish without charge to each stockholder who so requests from its Secretary the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions thereof.
The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM
TEN ENT
JT TEN
-as tenants in common
-as tenants by the entireties
-as joint tenants with right of
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survivorship and not as tenants
in common
UNIF GIFT MIN ACTD               Custodian
                                 (Cust)                        (Minor)
                under Uniform Gifts to Minors
                Act
                                      (State)
Additional abbreviations may also be used though not in the above list.
   For value received,                               hereby sell, assign and
   transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
ASSIGNEE.
Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.
Dated,
(The signature to this assignment must correspond with the name as written upon the face of this Certificate in every particular, without alteration or enlargement or any change whatever.)
SIGNATURE(S) GUARANTEED:
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15.